Debt	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Debt

(11) Debt

The Company’s borrowings consisted of the following at December 31 (dollars in thousands):

	2011	2010
Mortgage loans, effective interest rates ranging from 4.40% to 7.29%, maturing at various dates through June 2021	$432,023	$319,096
Exchangeable senior notes, net of discounts, effective interest rate of 5.84%, matured December 2011 (1)	—	29,936
Series A senior notes, effective interest rate of 6.41%, maturing June 2013	37,500	37,500
Series B senior notes, effective interest rate of 6.55%, maturing June 2016	37,500	37,500
Secured term loan, effective interest rate of LIBOR plus 3.50%, maturing January 2014 (2)(3)	30,000	40,000
Secured term loan, effective interest rate of LIBOR plus 2.50%, matured August 2011 (3)(4)	—	20,000
Secured term loan, effective interest rate of LIBOR plus 3.50%, matured August 2011 (3)(5)	—	50,000
Unsecured term loan, effective interest rates ranging from LIBOR plus 2.15% to LIBOR plus 2.30%, with staggered maturity dates ranging from July 2016 to July 2018(3)(5)	225,000	—
Unsecured revolving credit facility, effective interest rate of LIBOR plus 2.50%, maturing January 2015 (3)(5)(6)	183,000	191,000

	$945,023	$725,032

(1)

On December 15, 2011, the Company repaid the outstanding balance of its Exchangeable Senior Notes with borrowings under its unsecured revolving credit facility. The principal balance of the Exchangeable Senior Notes was $30.4 million at December 31, 2010.

(2)	In January 2012, the loan’s applicable interest rate increased to LIBOR plus 4.50% and the Company’s repaid $10.0 million of the loan’s outstanding balance.
(3)	At December 31, 2011, LIBOR was 0.30%.
(4)	On August 11, 2011, the Company repaid its $20.0 million secured term loan with borrowings under its unsecured revolving credit facility.
(5)

On July 18, 2011, the Company repaid its $50.0 million secured term loan and paid down $117.0 million of the outstanding balance on its unsecured revolving credit facility with proceeds from the issuance of a three-tranche $175.0 million unsecured term loan, which was subsequently increased to $225.0 million in December 2011 and further expanded to $300.0 million in February 2012.

(6)	The unsecured revolving credit facility matures in January 2014 with a one-year extension at the Company’s option, which it intends to exercise.

(a)	Mortgage Loans

The following table provides a summary of the Company’s mortgage debt at December 31, 2011 and 2010 (dollars in thousands):

Encumbered Property	Contractual Interest Rate	Effective Interest Rate	Maturity Date	December 31, 2011	December 31, 2010
Indian Creek Court (1)	7.80%	5.90%	—	$—	$11,982
403/405 Glenn Drive (2)	7.60%	5.50%	—	—	7,960
4612 Navistar Drive (2)	7.48%	5.20%	—	—	12,189
Aquia Commerce Center I (3)	7.28%	7.28%	—	—	353
Campus at Metro Park North (4)	7.11%	5.25%	February 2012	21,692	22,556
One Fair Oaks	6.31%	6.72%	June 2012	52,604	—
1434 Crossways Blvd Building II	7.05%	5.38%	August 2012	9,099	9,484
Crossways Commerce Center	6.70%	6.70%	October 2012	23,720	24,179
Newington Business Park Center	6.70%	6.70%	October 2012	14,963	15,252
Prosperity Business Center	6.25%	5.75%	January 2013	3,381	3,502
Cedar Hill	6.00%	6.58%	February 2013	15,838	—
Merrill Lynch Building	6.00%	7.29%	February 2013	13,571	—
1434 Crossways Blvd Building I	6.25%	5.38%	March 2013	7,943	8,225
Linden Business Center	6.01%	5.58%	October 2013	6,918	7,080
840 First Street, NE	5.18%	6.05%	October 2013	55,745	—
Owings Mills Business Center	5.85%	5.75%	March 2014	5,338	5,448
Annapolis Business Center	5.74%	6.25%	June 2014	8,360	8,491
Cloverleaf Center	6.75%	6.75%	October 2014	16,908	17,204
Plaza 500, Van Buren Office Park, Rumsey Center, Snowden Center, Greenbrier Technology Center II, Norfolk Business Center, Northridge and 15395 John Marshall Highway	5.19%	5.19%	August 2015	97,681	99,151

Hanover Business Center:
Building D	8.88%	6.63%		August 2015	520	642
Building C	7.88%	6.63%		December 2017	920	1,041
Chesterfield Business Center:
Buildings C,D,G and H	8.50%	6.63%		August 2015	1,369	1,681
Buildings A,B,E and F	7.45%	6.63%		June 2021	2,235	2,398
Mercedes Center– Note 1	4.67%	6.04%		January 2016	4,713	4,761
Mercedes Center – Note 2	6.57%	6.30%		January 2016	9,722	9,938
Gateway Centre Manassas Building I	7.35%	5.88%		November 2016	1,016	1,189
Hillside Center	5.75%	4.62%		December 2016	14,122	—
500 First Street, NW	5.72%	5.79%		July 2020	38,277	38,793
Battlefield Corporate Center	4.26%	4.40%		November 2020	4,149	4,289
Airpark Business Center	7.45%	6.63%		June 2021	1,219	1,308

		5.93	%(5)		432,023	319,096
Unamortized fair value adjustments					(1,147)	(1,578)

					$430,876	$317,518

(1)	The loan was repaid in January 2011 with available cash.
(2)	The loan was repaid in July 2011 with borrowings on the Company’s unsecured revolving credit facility.
(3)	The loan was repaid in April 2011 with available cash.
(4)	The loan was repaid in February 2012 with borrowings on the Company’s unsecured revolving credit facility.
(5)	Weighted average interest rate on total mortgage debt.

The Company’s mortgage debt is recourse solely to specific assets. The Company had 32 and 30 consolidated properties that secured mortgage debt at December 31, 2011 and 2010, respectively.

The Company has obtained or assumed the following mortgages since January 1, 2010 (dollars in thousands):

Month	Year	Property	Effective Interest Rate	Amount
November	2011	Hillside Center	4.62%	$14,154
April	2011	One Fair Oaks	6.72%	52,909
March	2011	840 First Street, NE	6.05%	56,482
February	2011	Cedar Hill	6.58%	16,187
February	2011	Merrill Lynch Building	7.29%	13,796
December	2010	Mercedes Center – Note 1	6.04%	4,761
December	2010	Mercedes Center – Note 2	6.30%	9,938
October	2010	Battlefield Corporate Center	4.40%	4,300
June	2010	500 First Street, NW	5.79%	39,000

The Company has repaid the following mortgages since January 1, 2010 (dollars in thousands):

Month	Year	Property	Effective Interest Rate	Amount
February	2012	Campus at Metro Park North	5.25%	$21,618
July	2011	4612 Navistar Drive	5.20%	11,941
July	2011	403/405 Glenn Drive	5.50%	7,807
April	2011	Aquia Commerce Center I	7.28%	318
January	2011	Indian Creek Court	5.90%	11,982
December	2010	Enterprise Center	5.20%	16,712
November	2010	Park Central II	5.66%	5,305
June	2010	4212 Tech Court	8.53%	1,654

(b) Exchangeable Senior Notes

In December 2011, the Company repaid the outstanding balance of $30.4 million on its Exchangeable Senior Notes with borrowings under its unsecured revolving credit facility. The Exchangeable Senior Notes were issued in December 2006, with an original face value of $125.0 million, for net proceeds of $122.2 million. The Exchangeable Senior Notes were exchangeable into the Company’s common shares, which was adjusted for, among other things, the payment of dividends to the Company’s common shareholders. During 2011, each $1,000 principal amount of the Exchangeable Senior Notes was convertible into 28.039 shares for a total of approximately 0.9 million shares, which was equivalent to an exchange rate of $35.66 per Company common share.

At the time of issuance of the Exchangeable Senior Notes, the Company used $7.6 million of the proceeds to purchase a capped call option that was designed to reduce the potential dilution of common shares upon the exchange of the notes and protect the Company against any dilutive effects of the conversion feature if the market price of the Company’s common shares is between $36.12 and $42.14 per share. The capped call option associated with the Exchangeable Senior Notes was effectively terminated on the notes’ retirement date.

The balance of the Company’s Exchangeable Senior Notes was as follows at December 31, 2010 (in thousands):

Principal amount	$30,450
Unamortized discount	(514)

$29,936

Equity component	$8,696

The allocation of the equity component related to the issuance of the Exchangeable Senior Notes resulted in an effective interest rate of 5.84% on the notes. Total interest expense related to the Company’s Exchangeable Senior Notes is as follows for the years ended December 31 (in thousands):

	2011	2010	2009
Contractual cash interest	$1,167	$1,609	$2,484
Amortization of the discount on the liability component	388	540	866
Amortization of the issuance discount	126	175	280

(c) Senior Notes

On June 22, 2006, the Operating Partnership completed a private placement of unsecured Senior Notes totaling $75.0 million. The transaction was comprised of $37.5 million in 7-year Series A Senior Notes, maturing on June 15, 2013 and bearing a fixed interest rate of 6.41%, and $37.5 million in 10-year Series B Senior Notes, maturing on June 15, 2016 and bearing a fixed interest rate of 6.55% (collectively, the “Senior Notes”). Interest is payable for the Senior Notes on June 15 and December 15 of each year beginning December 15, 2006. The Senior Notes are equal in right of payment with all the Operating Partnership’s other senior unsubordinated indebtedness. As of December 31, 2011, the weighted average interest rate on the Senior Notes was 6.48%. As of December 31, 2011, the Company was in compliance with all of the financial covenants of the Senior Notes. See “(f) Financial Covenants” below for additional information regarding the financial covenants under the Senior Notes.

(d) Term Loans

Unsecured Term Loan

On July 18, 2011, the Company entered into a three-tranche $175.0 million unsecured term loan and used the proceeds to repay a $50.0 million secured term loan, to pay down $117.0 million of the outstanding balance under its unsecured revolving credit facility and for other general corporate purposes. The unsecured term loan’s three tranches have maturity dates staggered in one-year intervals. On December 29, 2011, the Company increased its three-tranche unsecured term loan from $175.0 million to $225.0 million and used the proceeds to repay $49.0 million of the outstanding balance under its unsecured revolving credit facility and for other general corporate purposes. The additional $50.0 million was allocated evenly among Tranche B and Tranche C. The table below shows the outstanding balances of the $225.0 million unsecured term loan at December 31, 2011 (dollars in thousands):

	Maturity Date	Amount	Interest Rate
Tranche A	July 2016	$60,000	LIBOR, plus 215 basis points
Tranche B	July 2017	85,000	LIBOR, plus 225 basis points
Tranche C	July 2018	80,000	LIBOR, plus 230 basis points

		$225,000

In February 2012, the Company further expanded the term loan by $75.0 million, to a total indebtedness of $300.0 million. The proceeds from the term loan expansion were used to pay down $73.0 million of the outstanding balance under the Company’s unsecured revolving credit facility and other general corporate purposes. The term loan agreement contains various restrictive covenants substantially similar to those contained in the Company’s revolving credit facility, including with respect to liens, indebtedness, investments, distributions, mergers and asset sales. In addition, the agreement requires that the Company satisfy certain financial covenants that are also substantially similar to those contained in the Company’s revolving credit facility. The agreement also includes customary events of default, the occurrence of which, following any applicable cure period, would permit the lenders to, among other things, declare the principal, accrued interest and other obligations of the Company under the agreement to be immediately due and payable. As of December 31, 2011, the Company was in compliance with all the financial covenants of the unsecured term loan.

Secured Term Loans

On November 10, 2010, the Company entered into a $50.0 million secured term loan with Key Bank, N.A. that had a maturity date in February 2011, which was extended to August 2011. On July 18, 2011, the Company repaid its $50.0 million secured term loan with proceeds from the issuance of an unsecured term loan.

On December 29, 2009, the Company refinanced a $50.0 million secured term loan, issued in August 2007, which resulted in the repayment of $10.0 million of the principal balance and the restructuring of the remaining balance. The remaining balance was divided into four $10 million loans, with their maturities staggered in one-year intervals beginning January 15, 2011 and ending on January 15, 2014. On January 14, 2011, the Company repaid the first $10.0 million loan with available cash. On January 13, 2012, the Company repaid the second $10.0 million loan with available cash. At December 31, 2011, the loan’s applicable interest rate was LIBOR plus 350 basis points, which increased by 100 basis points on January 1, 2012 and will increase by 100 basis points every year, to a maximum of 550 basis points. Interest on the loan is payable on a monthly basis.

On December 29, 2009, the Company repaid $30.0 million of the $50.0 million outstanding balance of a secured term loan, which was issued in August 2008, with borrowings on its unsecured revolving credit facility. The repayment did not impact the terms of the secured term loan. On August 11, 2011, the Company repaid its $20.0 million secured term loan with borrowings under its unsecured revolving credit facility.

The Company’s remaining secured term loan contains several restrictive covenants, which in the event of non-compliance may cause the outstanding balance of the loan to become immediately payable. As of December 31, 2011, the Company was in compliance with all the financial covenants of the term loan.

(e) Unsecured Revolving Credit Facility

During the second quarter of 2011, the Company amended and restated its unsecured revolving credit facility. Under the new agreement, the capacity of the Company’s unsecured revolving credit facility was expanded from $225.0 million to $255.0 million and the maturity date was extended to January 2014 with a one-year extension at the Company’s option, which it intends to exercise. The interest rate on the unsecured revolving credit facility decreased from a range of LIBOR plus 275 to 375 basis points to a range of LIBOR plus 200 to 300 basis points, depending on the Company’s overall leverage. At December 31, 2011, LIBOR was 0.30% and the applicable spread on the Company’s unsecured revolving credit facility was 250 basis points.

The weighted average borrowings outstanding under the unsecured revolving credit facility were $147.2 million with a weighted average interest rate of 2.9% during 2011, compared with $123.4 million and 3.5%, respectively, during 2010. The Company’s maximum outstanding borrowings were $232.0 million and $202.0 million during 2011 and 2010, respectively. At December 31, 2011, outstanding borrowings under the unsecured revolving credit facility were $183.0 million with a weighted average interest rate of 2.8%. The Company is required to pay an annual commitment fee of 0.25% based on the amount of unused capacity under the unsecured revolving credit facility. As of December 31, 2011, the available capacity under the unsecured revolving credit facility was $72.0 million. The Company’s ability to borrow under the credit facility is subject to its satisfaction of certain financial and restrictive covenants. As of December 31, 2011, the Company was in compliance with all the financial covenants of the unsecured revolving credit facility.

(f) Financial Covenants

The Company’s outstanding corporate debt agreements contain specific financial covenants that may impact future financing decisions made by the Company or may be impacted by a decline in operations. These covenants differ by debt instrument and relate to the Company’s allowable leverage, minimum tangible net worth, fixed charge coverage and other financial metrics. As of December 31, 2011, the Company was in compliance with all of the financial covenants of its outstanding debt agreements.

At December 31, 2011, the Company was near the required ratios or thresholds for certain of the covenants, including the consolidated debt yield and distribution payout ratio under the Senior Notes, the unencumbered pool leverage ratio of the revolving credit facility and unsecured term loan, and the maximum consolidated total indebtedness under the revolving credit facility, unsecured term loan, secured term loan and Senior Notes. The consolidated debt yield covenant under the Senior Notes is currently being impacted by three significant factors—vacancy in certain of the Company’s operating properties and related tenant improvement costs incurred in connection with the lease up those properties, the impact of acquisition costs and the Company’s overall leverage levels. The impact of acquisition costs is unique to the calculation of the consolidated debt yield covenant in the Senior Notes. As a result of the stress on the consolidated debt yield covenant, the Company may be limited in its ability to pursue additional developments, redevelopments or acquisitions that may not be initially accretive to its results of operations but would otherwise be in the best interests of the Company’s shareholders. The dividend payout ratio covenant under the Senior Notes also is currently impacted by, among other things, impairment charges, which reduce FFO solely for purposes of this covenant calculation. As such, the Company may be required to limit or restrict its ability to sell underperforming properties, which may otherwise be in the best interests of the shareholders, and/or curtail its distributions to common shareholders if the Company otherwise determines that the dividend payout ratio would be adversely impacted. In addition, as a result of the stress on these covenants, the Company’s ability to draw on the revolving credit facility or incur other additional debt may be limited, and the Company may be forced to raise additional equity to repay the Senior Notes or other debt.

Moreover, the Company’s continued ability to borrow under the revolving credit facility is subject to compliance with financial and operating covenants, and a failure to comply with any of these covenants could result in a default under the credit facility. As noted above, the Company is near the required ratios or thresholds for certain of the financial covenants in its debt agreements and can provide no assurance that it will be able to continue to comply with these covenants in future periods. These debt agreements also contain cross-default provisions that would be triggered if the Company is in default under other loans in excess of certain amounts. For example, an event of default under the Senior Notes would create an event of default under our other senior debt instruments. In the event of a default, the lenders could accelerate the timing of payments under the debt obligations and the Company may be required to repay such debt with capital from other sources, which may not be available on attractive terms, or at all, which would have a material adverse effect on the Company’s liquidity, financial condition, results of operations and ability to make distributions to our shareholders.

(g) Interest Rate Swap Agreements

At December 31, 2011, the Company had hedged $200.0 million of its variable rate debt through six interest rate swap agreements. On January 18, 2012, the Company fixed LIBOR at 1.394% on $25.0 million of its variable rate debt through an interest rate swap agreement that matures on July 18, 2018.

See footnote 12, Derivative Instruments and Comprehensive (Loss) Income for more information about the Company’s interest rate swap agreements.

(h) Aggregate Debt Maturities

The Company’s aggregate debt maturities as of December 31, 2011 are as follows (amounts in thousands):

2012(1)	$138,481
2013	153,248
2014	43,549
2015(2)	278,159
2016	124,835
Thereafter	205,604

943,876
Unamortized fair value adjustments	1,147

$945,023

(1)

Includes a $10.0 million principal payment on the Company’s secured term loan that was paid in January and the repayment of the $21.6 million mortgage loan that encumbered Campus at Metro Park North in February.

(2)

The Company’s unsecured revolving credit facility matures in January 2014 and provides for a one-year extension of the maturity date at the Company’s option, which it intends to exercise. The table above assumes the Company exercises the one-year extension.